SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2007

                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                          000-25032                 25-1724540
----------------------------          --------------         -------------------
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania        15017
     --------------------------------------------------------- -------------
               (Address of principal executive offices)         (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

/  /    Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)
/  /    Soliciting  material pursuant to Rule 14a-12 under the Exchange Act  (17
        CFR  240.14a-12)
/  /    Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
        Exchange  Act (17 CFR  240.14d-2(b))
/  /    Pre-commencement communications  pursuant  to  Rule  13e-4(c) under  the
        Exchange  Act  (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On January 16, 2007, Universal Stainless and Alloy Products, Inc. (the "Company") issued a press release announcing that Kenneth W. Matz has been appointed as President of the Company. Previously, Clarence M. McAninch held the title of President and Chief Executive Officer of the Company, as well as being a Director of the Company. Mr. McAninch will continue to serve as the Company's Chief Executive Officer and will assume the new title of Chairman of the Board. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

          In connection with his appointment, Mr. Matz entered into an employment agreement (the "Employment Agreement") with the Company. The
Employment Agreement has an initial term which continues until December 31, 2008, subject to automatic one-year extensions unless either party elects not to extend the term. Mr. Matz will receive an initial annual base salary of $235,000 per year. Mr. Matz's annual base salary will be increased to $260,000 on August 1, 2007 and to $275,000 on January 1, 2008. Mr. Matz also will participate in benefit plans or programs generally offered by the Company to salaried employees. Mr. Matz is eligible for variable compensation targeted at 100% of his base salary, with a minimum amount of variable compensation for the 2007 calendar year of $100,000. In addition, Mr. Matz received a grant of 25,000 stock options, which vest in three equal annual installments.

          The foregoing is a summary of the material terms and conditions of the Employment Agreement and not a complete discussion of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Employment Agreement, which will be filed as an exhibit to the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2006.


Item 9.01.        Financial Statements and Exhibits.

         (d)      Exhibits

         99.1     Press Release dated January 16, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                   By:   /s/ Paul A. McGrath
                         -------------------------------------------------------
                         Vice President of Operations,
                         General Counsel and Secretary

Dated:  January 19, 2007